UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):January 23, 2012

DALECO RESOURCES CORPORATION

(Exact name of registrant as specified in charter)

Nevada	0-12214	23-2860734
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-429-0181

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(c) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 20, 2012, the Company received an OTCBB Delinquency Notification dated January 17, 2012 from the Financial Industry Regulatory Authority as the Company is delinquent with respect to filing its Annual Report on Form 10-K for the fiscal year ended September 30, 2011(the “Form 10-K”). A fifth character “E” was appended to the Company’s securities on January 18, 2012.

Pursuant to NASD Rule 6530, unless the Form 10-K has been received and time stamped by the SEC’s EDGAR system by 5:30 p.m. EST on February 16, 2012, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and therefore, will be removed. The Company intends to file the Form 10-K on or before such date.

Item 9.01(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daleco Resources Corporation

(Registrant)

Date: January 23, 2012

/s/ Richard W. Blackstone

Richard W. Blackstone, Vice President and Chief Accounting Officer